SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2001

                                      BAMS

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 2001-b)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAMS
                       Mortgage Pass-Through Certificates
                                 Series 2001-b

On September 25, 2001, The Bank of New York, as Trustee for BAMS, Mortgage Pass-Through Certificates Series 2001-b, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2001, among BAMS as Depositor, Bank of America Mortgage Securities, Inc., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAMS, Mortgage Pass-Through Certificates Series 2001-b relating to the distribution date of September 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2001


                                      BAMS


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 09/25/01


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-b
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        250,734,024.04    5.249000%    32,394,574.37  1,096,752.41   33,491,326.78       0.00       0.00
                        A2        220,313,000.00    6.069000%             0.00  1,114,233.00    1,114,233.00       0.00       0.00
                        A3        225,807,000.00    6.264000%             0.00  1,178,712.54    1,178,712.54       0.00       0.00
                        AIO       723,089,234.57    0.444793%             0.00    268,021.05      268,021.05       0.00       0.00
Residual                ALR                 0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
                        AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         10,119,717.58    6.250000%         8,586.16     52,706.86       61,293.02       0.00       0.00
                        B2          5,996,019.95    6.250000%         5,087.38     31,229.27       36,316.65       0.00       0.00
                        B3          4,122,700.12    6.250000%         3,497.94     21,472.40       24,970.34       0.00       0.00
                        B4          1,873,319.82    6.250000%         1,589.43      9,756.87       11,346.31       0.00       0.00
                        B5          1,874,317.33    6.250000%         1,590.28      9,762.07       11,352.35       0.00       0.00
                        B6          2,249,135.71    6.250000%         1,908.13     11,714.25       13,622.38       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        723,089,234.57     -           32,416,833.69  3,794,360.71   36,211,194.41     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        218,339,449.67              0.00
                                A2        220,313,000.00              0.00
                                A3        225,807,000.00              0.00
                                AIO       690,672,400.87              0.00
Residual                        ALR                 0.00              0.00
                                AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         10,111,131.42              0.00
                                B2          5,990,932.57              0.00
                                B3          4,119,202.18              0.00
                                B4          1,871,730.39              0.00
                                B5          1,872,727.05              0.00
                                B6          2,247,227.58              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        690,672,400.87     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/01


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-b
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    250,734,024.04     5.249000% 060506ZJ4   116.107089      3.930928    782.561843
                           A2    220,313,000.00     6.069000% 060506ZK1     0.000000      5.057500  1,000.000000
                           A3    225,807,000.00     6.264000% 060506ZL9     0.000000      5.220000  1,000.000000
                           AIO   723,089,234.57     0.444793% 060506ZM7     0.000000      0.356683    919.147881
Residual                   ALR             0.00     6.250000%               0.000000      0.000000      0.000000
                           AR              0.00     6.250000%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     10,119,717.58     6.250000% 060506ZQ8     0.846344      5.195354    996.661550
                           B2      5,996,019.95     6.250000% 060506ZR6     0.846344      5.195354    996.661550
                           B3      4,122,700.12     6.250000% 060506ZS4     0.846344      5.195354    996.661550
                           B4      1,873,319.82     6.250000% 060506ZT2     0.846344      5.195354    996.661550
                           B5      1,874,317.33     6.250000% 060506ZU9     0.846344      5.195354    996.661550
                           B6      2,249,135.71     6.250000% 060506ZV7     0.846269      5.195354    996.661678
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     723,089,234.57       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-b
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       690,672,400.57   690,672,400.57
Loan count                   1434             1434
Avg loan rate           7.042917%             7.04
Prepay amount       31,803,322.52    31,803,322.52

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       392,913.81       392,913.81
Sub servicer fees            0.00             0.00
Trustee fees             1,205.15         1,205.15


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.374755%           100.000000%            696,854,024.04
   -----------------------------------------------------------------------------
   Junior            3.625245%             0.000000%             26,212,951.20
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 3,376,096.12
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 7                 3,376,096.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           36,211,194.41         36,211,194.41
Principal remittance amount           32,416,833.69         32,416,833.69
Interest remittance amount             3,794,360.71          3,794,360.71